Exhibit 10.1

AMENDMENT TO EXISTING AGREEMENT

THIS AMENDMENT (the “Agreement”) is made effective as of this 22th day of November, 2012

BETWEEN:

LEXARIA CORP., a company incorporated under the laws of the State of Nevada, having a business office at #950 - 1130 West Pender, Vancouver, British Columbia, Canada V6E 4A4

(the “Company,” or, “Lexaria”)

AND:

CAB Financial Services Ltd.
#205, 171 Commercial Drive
Kelowna, BC
V1X 7W2

(the “Lender”)

WHEREAS:

Article 1 - The Lender has previously loaned US$100,000 to Lexaria through a secured convertible debenture with a maturity date of December 1, 2012 (the “Initial Agreement”) and both Lexaria and the Lender agree to amend the terms, by way of this Agreement, under which those funds are loaned;

Article 2 - Lexaria is attempting, along with third-party co-owners, to sell its interest in the Belmont Lake Oil Field for cash consideration and to use the proceeds to pay 100% of the loaned amount, with interest, to the Lender;

Article 3 - The viability of selling the Belmont Lake Oil Field interests, and the timing of a potential sale, is beyond Lexaria’s control, necessitating new provisions for the repayment of the loaned funds.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree each with the other as follows:

(1) All of the terms, conditions and obligations of the Initial Agreement remain valid and in force for the period of time that this Amendment is effective except for those terms, conditions and obligations that are specifically amended by way of this Agreement.

(2) The December 1, 2012 interest payment for the month of November 2012 will be made normally as per the Initial Agreement.

(3) If the Belmont Lake Oil Field interests have been sold and the transaction has closed including all funds from the transaction received by Lexaria prior to December 31, 2012 (the “Closing”), then Lexaria will repay prior to January 25, 2013, the full amount of the outstanding loan due at the time of the Closing, including all the normal interest due up to the Closing, plus a bonus payment of an additional 30-days interest payment.

(4) If the Belmont Lake Oil Field interests have been sold and the transaction closes after December 31, 2012, or if the Belmont Lake Oil Field interests do not sell, then Lexaria will repay the full amount of the outstanding loan due as per the following:

(i)

The loan repayment schedule will be converted, with an effective date of December 1, 2012, to 12 equal monthly principal payments that together will repay 100% of the principal amount, plus interest at 12% on the monthly declining balance, in arrears; and,

(ii)	The first payment of interest and principal shall be due on January 1, 2013; and,

(iii)

In recognition of the 12-month extension of repayment being granted by the Lender to Lexaria, Lexaria agrees to pay a one-time bonus interest payment of 6% of the principal amount that is outstanding as of December 1, 2012, and to submit this one-time payment not later than January 25, 2013; and,

(iv)

If during any period of time prior to the full repayment of the principal amount, Lexaria is in arrears on the monthly interest and principal payments for 90 days, then the interest rate outstanding on all unpaid principal amounts at that time will be increased to 18%; and,

(v)

If Lexaria makes capital investments cumulatively exceeding $50,000 prior to that time when full repayment of the loan has occurred, then Lexaria will grant a lien to the Lender on all such capital investments; and,

(vi)

If Lexaria should drill any new well(s) in the Belmont Lake Oil Field prior to that time when full repayment of the loan has occurred, then the Lender shall have the right, upon 30 days notice from Lexaria, to financially participate in that well under the same terms and conditions as Lexaria, as to the Lender’s pro-rata portion of a cumulative total of $930,000, which is the total amount of loans being amended under the terms of this Agreement, and limited to all Lenders cumulatively to not more than 30% of Lexaria’s interest in any new well(s); and,

(vii)	The rights granted to the Lender under Section (4)(vi), above, are transferable only with the written approval, in advance, of Lexaria; and,

(viii)

Lexaria retains the right to repay the Loan in full in advance of December 1, 2013 at any time along with the interest due as of the day of full repayment, this right does not negate the rights of Section (4)(iii).

(5) This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, Canada as applicable to contracts made and performed therein.

(6) The Agreement may be executed in one or more counterparts, all of which will be considered one and the same Agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

(7) This Agreement may be executed by delivery of executed signature pages by fax or by scan and email, and such execution will be effective for all purposes.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first written above.

LEXARIA CORP	LENDER

Per: /s/ Bal Bhullar	Per: ___________________
Authorized Signatory	Authorized Signatory

Name: Bal Bhullar	Name:
Title: CFO, Director	Title:

Per: ___________________
Authorized Signatory

Name: Chris Bunka
Title: CEO, Director

AMENDMENT TO EXISTING AGREEMENT

THIS AMENDMENT (the “Agreement”) is made effective as of this 22th day of November, 2012

BETWEEN:

LEXARIA CORP., a company incorporated under the laws of the State of Nevada, having a business office at #950 - 1130 West Pender, Vancouver, British Columbia, Canada V6E 4A4

(the “Company,” or, “Lexaria”)

AND:

Cielo Investment, LLC
5046 Weatherstone Circle
Sugar Land, TX
77479

(the “Lender”)

WHEREAS:

Article 1 - The Lender has previously loaned US$250,000 to Lexaria through a secured convertible debenture with a maturity date of November 30, 2012 (the “Initial Agreement”) and both Lexaria and the Lender agree to amend the terms, by way of this Agreement, under which those funds are loaned;

Article 2 - Lexaria is attempting, along with third-party co-owners, to sell its interest in the Belmont Lake Oil Field for cash consideration and to use the proceeds to pay 100% of the loaned amount, with interest, to the Lender;

Article 3 - The viability of selling the Belmont Lake Oil Field interests, and the timing of a potential sale, is beyond Lexaria’s control, necessitating new provisions for the repayment of the loaned funds.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree each with the other as follows:

(1) All of the terms, conditions and obligations of the Initial Agreement remain valid and in force for the period of time that this Amendment is effective except for those terms, conditions and obligations that are specifically amended by way of this Agreement.

(2) The December 1, 2012 interest payment for the month of November 2012 will be made normally as per the Initial Agreement.

(3) If the Belmont Lake Oil Field interests have been sold and the transaction has closed including all funds from the transaction received by Lexaria prior to December 31, 2012 (the “Closing”), then Lexaria will repay prior to January 25, 2013, the full amount of the outstanding loan due at the time of the Closing, including all the normal interest due up to the Closing, plus a bonus payment of an additional 30-days interest payment.

(4) If the Belmont Lake Oil Field interests have been sold and the transaction closes after December 31, 2012, or if the Belmont Lake Oil Field interests do not sell, then Lexaria will repay the full amount of the outstanding loan due as per the following:

(i)

The loan repayment schedule will be converted, with an effective date of December 1, 2012, to 12 equal monthly principal payments that together will repay 100% of the principal amount, plus interest at 12% on the monthly declining balance, in arrears; and,

(ii)	The first payment of interest and principal shall be due on January 1, 2013; and,

(iii)

In recognition of the 12-month extension of repayment being granted by the Lender to Lexaria, Lexaria agrees to pay a one-time bonus interest payment of 6% of the principal amount that is outstanding as of December 1, 2012, and to submit this one-time payment not later than January 25, 2013; and,

(iv)

If during any period of time prior to the full repayment of the principal amount, Lexaria is in arrears on the monthly interest and principal payments for 90 days, then the interest rate outstanding on all unpaid principal amounts at that time will be increased to 18%; and,

(v)

If Lexaria makes capital investments cumulatively exceeding $50,000 prior to that time when full repayment of the loan has occurred, then Lexaria will grant a lien to the Lender on all such capital investments; and,

(vi)

If Lexaria should drill any new well(s) in the Belmont Lake Oil Field prior to that time when full repayment of the loan has occurred, then the Lender shall have the right, upon 30 days notice from Lexaria, to financially participate in that well under the same terms and conditions as Lexaria, as to the Lender’s pro-rata portion of a cumulative total of $930,000, which is the total amount of loans being amended under the terms of this Agreement, and limited to all Lenders cumulatively to not more than 30% of Lexaria’s interest in any new well(s); and,

(vii)	The rights granted to the Lender under Section (4)(vi), above, are transferable only with the written approval, in advance, of Lexaria; and,

(viii)

Lexaria retains the right to repay the Loan in full in advance of December 1, 2013 at any time along with the interest due as of the day of full repayment, this right does not negate the rights of Section (4)(iii).

(5) This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, Canada as applicable to contracts made and performed therein.

(6) The Agreement may be executed in one or more counterparts, all of which will be considered one and the same Agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

(7) This Agreement may be executed by delivery of executed signature pages by fax or by scan and email, and such execution will be effective for all purposes.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first written above.

LEXARIA CORP	LENDER

Per: _______________________	Per: ___________________
Authorized Signatory	Authorized Signatory

Name: Bal Bhullar	Name:
Title: CFO, Director	Title:

Per: ___________________
Authorized Signatory

Name: Chris Bunka
Title: CEO, Director

AMENDMENT TO EXISTING AGREEMENT

THIS AMENDMENT (the “Agreement”) is made effective as of this 22th day of November, 2012

BETWEEN:

LEXARIA CORP., a company incorporated under the laws of the State of Nevada, having a business office at #950 - 1130 West Pender, Vancouver, British Columbia, Canada V6E 4A4

(the “Company,” or, “Lexaria”)

AND:

David DeMartini
11714 Spriggs Way
Houston, TX
77024

(the “Lender”)

WHEREAS:

Article 1 - The Lender has previously loaned US$50,000 to Lexaria through a secured convertible debenture with a maturity date of November 30, 2012 (the “Initial Agreement”) and both Lexaria and the Lender agree to amend the terms, by way of this Agreement, under which those funds are loaned;

Article 2 - Lexaria is attempting, along with third-party co-owners, to sell its interest in the Belmont Lake Oil Field for cash consideration and to use the proceeds to pay 100% of the loaned amount, with interest, to the Lender;

Article 3 - The viability of selling the Belmont Lake Oil Field interests, and the timing of a potential sale, is beyond Lexaria’s control, necessitating new provisions for the repayment of the loaned funds.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree each with the other as follows:

(1) All of the terms, conditions and obligations of the Initial Agreement remain valid and in force for the period of time that this Amendment is effective except for those terms, conditions and obligations that are specifically amended by way of this Agreement.

(2) The December 1, 2012 interest payment for the month of November 2012 will be made normally as per the Initial Agreement.

(3) If the Belmont Lake Oil Field interests have been sold and the transaction has closed including all funds from the transaction received by Lexaria prior to December 31, 2012 (the “Closing”), then Lexaria will repay prior to January 25, 2013, the full amount of the outstanding loan due at the time of the Closing, including all the normal interest due up to the Closing, plus a bonus payment of an additional 30-days interest payment.

(4) If the Belmont Lake Oil Field interests have been sold and the transaction closes after December 31, 2012, or if the Belmont Lake Oil Field interests do not sell, then Lexaria will repay the full amount of the outstanding loan due as per the following:

(i)

The loan repayment schedule will be converted, with an effective date of December 1, 2012, to 12 equal monthly principal payments that together will repay 100% of the principal amount, plus interest at 12% on the monthly declining balance, in arrears; and,

(ii)	The first payment of interest and principal shall be due on January 1, 2013; and,

(iii)

In recognition of the 12-month extension of repayment being granted by the Lender to Lexaria, Lexaria agrees to pay a one-time bonus interest payment of 6% of the principal amount that is outstanding as of December 1, 2012, and to submit this one-time payment not later than January 25, 2013; and,

(iv)

If during any period of time prior to the full repayment of the principal amount, Lexaria is in arrears on the monthly interest and principal payments for 90 days, then the interest rate outstanding on all unpaid principal amounts at that time will be increased to 18%; and,

(v)

If Lexaria makes capital investments cumulatively exceeding $50,000 prior to that time when full repayment of the loan has occurred, then Lexaria will grant a lien to the Lender on all such capital investments; and,

(vi)

If Lexaria should drill any new well(s) in the Belmont Lake Oil Field prior to that time when full repayment of the loan has occurred, then the Lender shall have the right, upon 30 days notice from Lexaria, to financially participate in that well under the same terms and conditions as Lexaria, as to the Lender’s pro-rata portion of a cumulative total of $930,000, which is the total amount of loans being amended under the terms of this Agreement, and limited to all Lenders cumulatively to not more than 30% of Lexaria’s interest in any new well(s); and,

(vii)	The rights granted to the Lender under Section (4)(vi), above, are transferable only with the written approval, in advance, of Lexaria; and,

(viii)

Lexaria retains the right to repay the Loan in full in advance of December 1, 2013 at any time along with the interest due as of the day of full repayment, this right does not negate the rights of Section (4)(iii).

(5) This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, Canada as applicable to contracts made and performed therein.

(6) The Agreement may be executed in one or more counterparts, all of which will be considered one and the same Agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

(7) This Agreement may be executed by delivery of executed signature pages by fax or by scan and email, and such execution will be effective for all purposes.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first written above.

LEXARIA CORP	LENDER

Per: _______________________	Per: _____________________________
Authorized Signatory	Authorized Signatory

Name: Bal Bhullar	Name:
Title: CFO, Director	Title:

Per: ______________________
Authorized Signatory

Name: Chris Bunka
Title: CEO, Director

AMENDMENT TO EXISTING AGREEMENT

THIS AMENDMENT (the “Agreement”) is made effective as of this 22th day of November, 2012

BETWEEN:

LEXARIA CORP., a company incorporated under the laws of the State of Nevada, having a business office at #950 - 1130 West Pender, Vancouver, British Columbia, Canada V6E 4A4

(the “Company,” or, “Lexaria”)

AND:

Emerald Atlantic, LLC
11714 Spriggs Way
Houston, TX
77024

(the “Lender”)

WHEREAS:

Article 1 - The Lender has previously loaned US$120,000 to Lexaria through a secured convertible debenture with a maturity date of November 30, 2012 (the “Initial Agreement”) and both Lexaria and the Lender agree to amend the terms, by way of this Agreement, under which those funds are loaned;

Article 2 - Lexaria is attempting, along with third-party co-owners, to sell its interest in the Belmont Lake Oil Field for cash consideration and to use the proceeds to pay 100% of the loaned amount, with interest, to the Lender;

Article 3 - The viability of selling the Belmont Lake Oil Field interests, and the timing of a potential sale, is beyond Lexaria’s control, necessitating new provisions for the repayment of the loaned funds.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree each with the other as follows:

(1) All of the terms, conditions and obligations of the Initial Agreement remain valid and in force for the period of time that this Amendment is effective except for those terms, conditions and obligations that are specifically amended by way of this Agreement.

(2) The December 1, 2012 interest payment for the month of November 2012 will be made normally as per the Initial Agreement.

(3) If the Belmont Lake Oil Field interests have been sold and the transaction has closed including all funds from the transaction received by Lexaria prior to December 31, 2012 (the “Closing”), then Lexaria will repay prior to January 25, 2013, the full amount of the outstanding loan due at the time of the Closing, including all the normal interest due up to the Closing, plus a bonus payment of an additional 30-days interest payment.

(4) If the Belmont Lake Oil Field interests have been sold and the transaction closes after December 31, 2012, or if the Belmont Lake Oil Field interests do not sell, then Lexaria will repay the full amount of the outstanding loan due as per the following:

(i)

The loan repayment schedule will be converted, with an effective date of December 1, 2012, to 12 equal monthly principal payments that together will repay 100% of the principal amount, plus interest at 12% on the monthly declining balance, in arrears; and,

(ii)	The first payment of interest and principal shall be due on January 1, 2013; and,

(iii)

In recognition of the 12-month extension of repayment being granted by the Lender to Lexaria, Lexaria agrees to pay a one-time bonus interest payment of 6% of the principal amount that is outstanding as of December 1, 2012, and to submit this one-time payment not later than January 25, 2013; and,

(iv)

If during any period of time prior to the full repayment of the principal amount, Lexaria is in arrears on the monthly interest and principal payments for 90 days, then the interest rate outstanding on all unpaid principal amounts at that time will be increased to 18%; and,

(v)

If Lexaria makes capital investments cumulatively exceeding $50,000 prior to that time when full repayment of the loan has occurred, then Lexaria will grant a lien to the Lender on all such capital investments; and,

(vi)

If Lexaria should drill any new well(s) in the Belmont Lake Oil Field prior to that time when full repayment of the loan has occurred, then the Lender shall have the right, upon 30 days notice from Lexaria, to financially participate in that well under the same terms and conditions as Lexaria, as to the Lender’s pro-rata portion of a cumulative total of $930,000, which is the total amount of loans being amended under the terms of this Agreement, and limited to all Lenders cumulatively to not more than 30% of Lexaria’s interest in any new well(s); and,

(vii)	The rights granted to the Lender under Section (4)(vi), above, are transferable only with the written approval, in advance, of Lexaria; and,

(viii)

Lexaria retains the right to repay the Loan in full in advance of December 1, 2013 at any time along with the interest due as of the day of full repayment, this right does not negate the rights of Section (4)(iii).

(5) This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, Canada as applicable to contracts made and performed therein.

(6) The Agreement may be executed in one or more counterparts, all of which will be considered one and the same Agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

(7) This Agreement may be executed by delivery of executed signature pages by fax or by scan and email, and such execution will be effective for all purposes.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first written above.

LEXARIA CORP	LENDER

Per: _______________________	Per: _____________________________
Authorized Signatory	Authorized Signatory

Name: Bal Bhullar	Name:
Title: CFO, Director	Title:

Per: ______________________
Authorized Signatory

Name: Chris Bunka
Title: CEO, Director

AMENDMENT TO EXISTING AGREEMENT

THIS AMENDMENT (the “Agreement”) is made effective as of this 22th day of November, 2012

BETWEEN:

LEXARIA CORP., a company incorporated under the laws of the State of Nevada, having a business office at #950 - 1130 West Pender, Vancouver, British Columbia, Canada V6E 4A4

(the “Company,” or, “Lexaria”)

AND:

Fred Hoffman
2023 Bissonnet Street
Houston, TX
7005-164

(the “Lender”)

WHEREAS:

Article 1 - The Lender has previously loaned US$50,000 to Lexaria through a secured convertible debenture with a maturity date of November 30, 2012 (the “Initial Agreement”) and both Lexaria and the Lender agree to amend the terms, by way of this Agreement, under which those funds are loaned;

Article 2 - Lexaria is attempting, along with third-party co-owners, to sell its interest in the Belmont Lake Oil Field for cash consideration and to use the proceeds to pay 100% of the loaned amount, with interest, to the Lender;

Article 3 - The viability of selling the Belmont Lake Oil Field interests, and the timing of a potential sale, is beyond Lexaria’s control, necessitating new provisions for the repayment of the loaned funds.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree each with the other as follows:

(1) All of the terms, conditions and obligations of the Initial Agreement remain valid and in force for the period of time that this Amendment is effective except for those terms, conditions and obligations that are specifically amended by way of this Agreement.

(2) The December 1, 2012 interest payment for the month of November 2012 will be made normally as per the Initial Agreement.

(3) If the Belmont Lake Oil Field interests have been sold and the transaction has closed including all funds from the transaction received by Lexaria prior to December 31, 2012 (the “Closing”), then Lexaria will repay prior to January 25, 2013, the full amount of the outstanding loan due at the time of the Closing, including all the normal interest due up to the Closing, plus a bonus payment of an additional 30-days interest payment.

(4) If the Belmont Lake Oil Field interests have been sold and the transaction closes after December 31, 2012, or if the Belmont Lake Oil Field interests do not sell, then Lexaria will repay the full amount of the outstanding loan due as per the following:

(i)

The loan repayment schedule will be converted, with an effective date of December 1, 2012, to 12 equal monthly principal payments that together will repay 100% of the principal amount, plus interest at 12% on the monthly declining balance, in arrears; and,

(ii)	The first payment of interest and principal shall be due on January 1, 2013; and,

(iii)

In recognition of the 12-month extension of repayment being granted by the Lender to Lexaria, Lexaria agrees to pay a one-time bonus interest payment of 6% of the principal amount that is outstanding as of December 1, 2012, and to submit this one-time payment not later than January 25, 2013; and,

(iv)

If during any period of time prior to the full repayment of the principal amount, Lexaria is in arrears on the monthly interest and principal payments for 90 days, then the interest rate outstanding on all unpaid principal amounts at that time will be increased to 18%; and,

(v)

If Lexaria makes capital investments cumulatively exceeding $50,000 prior to that time when full repayment of the loan has occurred, then Lexaria will grant a lien to the Lender on all such capital investments; and,

(vi)

If Lexaria should drill any new well(s) in the Belmont Lake Oil Field prior to that time when full repayment of the loan has occurred, then the Lender shall have the right, upon 30 days notice from Lexaria, to financially participate in that well under the same terms and conditions as Lexaria, as to the Lender’s pro-rata portion of a cumulative total of $930,000, which is the total amount of loans being amended under the terms of this Agreement, and limited to all Lenders cumulatively to not more than 30% of Lexaria’s interest in any new well(s); and,

(vii)	The rights granted to the Lender under Section (4)(vi), above, are transferable only with the written approval, in advance, of Lexaria; and,

(viii)

Lexaria retains the right to repay the Loan in full in advance of December 1, 2013 at any time along with the interest due as of the day of full repayment, this right does not negate the rights of Section (4)(iii).

(5) This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, Canada as applicable to contracts made and performed therein.

(6) The Agreement may be executed in one or more counterparts, all of which will be considered one and the same Agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

(7) This Agreement may be executed by delivery of executed signature pages by fax or by scan and email, and such execution will be effective for all purposes.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first written above.

LEXARIA CORP	LENDER

Per: _______________________	Per: _____________________________
Authorized Signatory	Authorized Signatory

Name: Bal Bhullar	Name:
Title: CFO, Director	Title:

Per: ______________________
Authorized Signatory

Name: Chris Bunka
Title: CEO, Director

AMENDMENT TO EXISTING AGREEMENT

THIS AMENDMENT (the “Agreement”) is made effective as of this 22th day of November, 2012

BETWEEN:

LEXARIA CORP., a company incorporated under the laws of the State of Nevada, having a business office at #950 - 1130 West Pender, Vancouver, British Columbia, Canada V6E 4A4

(the “Company,” or, “Lexaria”)

AND:

James Ihrke
55 Montrose Road
Mount Pleasant, SC
29464

(the “Lender”)

WHEREAS:

Article 1 - The Lender has previously loaned US$100,000 to Lexaria through a secured convertible debenture with a maturity date of November 30, 2012 (the “Initial Agreement”) and both Lexaria and the Lender agree to amend the terms, by way of this Agreement, under which those funds are loaned;

Article 2 - Lexaria is attempting, along with third-party co-owners, to sell its interest in the Belmont Lake Oil Field for cash consideration and to use the proceeds to pay 100% of the loaned amount, with interest, to the Lender;

Article 3 - The viability of selling the Belmont Lake Oil Field interests, and the timing of a potential sale, is beyond Lexaria’s control, necessitating new provisions for the repayment of the loaned funds.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree each with the other as follows:

(1) All of the terms, conditions and obligations of the Initial Agreement remain valid and in force for the period of time that this Amendment is effective except for those terms, conditions and obligations that are specifically amended by way of this Agreement.

(2) The December 1, 2012 interest payment for the month of November 2012 will be made normally as per the Initial Agreement.

(3) If the Belmont Lake Oil Field interests have been sold and the transaction has closed including all funds from the transaction received by Lexaria prior to December 31, 2012 (the “Closing”), then Lexaria will repay prior to January 25, 2013, the full amount of the outstanding loan due at the time of the Closing, including all the normal interest due up to the Closing, plus a bonus payment of an additional 30-days interest payment.

(4) If the Belmont Lake Oil Field interests have been sold and the transaction closes after December 31, 2012, or if the Belmont Lake Oil Field interests do not sell, then Lexaria will repay the full amount of the outstanding loan due as per the following:

(i)

The loan repayment schedule will be converted, with an effective date of December 1, 2012, to 12 equal monthly principal payments that together will repay 100% of the principal amount, plus interest at 12% on the monthly declining balance, in arrears; and,

(ii)	The first payment of interest and principal shall be due on January 1, 2013; and,

(iii)

In recognition of the 12-month extension of repayment being granted by the Lender to Lexaria, Lexaria agrees to pay a one-time bonus interest payment of 6% of the principal amount that is outstanding as of December 1, 2012, and to submit this one-time payment not later than January 25, 2013; and,

(iv)

If during any period of time prior to the full repayment of the principal amount, Lexaria is in arrears on the monthly interest and principal payments for 90 days, then the interest rate outstanding on all unpaid principal amounts at that time will be increased to 18%; and,

(v)

If Lexaria makes capital investments cumulatively exceeding $50,000 prior to that time when full repayment of the loan has occurred, then Lexaria will grant a lien to the Lender on all such capital investments; and,

(vi)

If Lexaria should drill any new well(s) in the Belmont Lake Oil Field prior to that time when full repayment of the loan has occurred, then the Lender shall have the right, upon 30 days notice from Lexaria, to financially participate in that well under the same terms and conditions as Lexaria, as to the Lender’s pro-rata portion of a cumulative total of $930,000, which is the total amount of loans being amended under the terms of this Agreement, and limited to all Lenders cumulatively to not more than 30% of Lexaria’s interest in any new well(s); and,

(vii)	The rights granted to the Lender under Section (4)(vi), above, are transferable only with the written approval, in advance, of Lexaria; and,

(viii)

Lexaria retains the right to repay the Loan in full in advance of December 1, 2013 at any time along with the interest due as of the day of full repayment, this right does not negate the rights of Section (4)(iii).

(5) This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, Canada as applicable to contracts made and performed therein.

(6) The Agreement may be executed in one or more counterparts, all of which will be considered one and the same Agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

(7) This Agreement may be executed by delivery of executed signature pages by fax or by scan and email, and such execution will be effective for all purposes.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first written above.

LEXARIA CORP	LENDER

Per: _______________________	Per: _____________________________
Authorized Signatory	Authorized Signatory

Name: Bal Bhullar	Name:
Title: CFO, Director	Title:

Per: ______________________
Authorized Signatory

Name: Chris Bunka
Title: CEO, Director

AMENDMENT TO EXISTING AGREEMENT

THIS AMENDMENT (the “Agreement”) is made effective as of this 22th day of November, 2012

BETWEEN:

LEXARIA CORP., a company incorporated under the laws of the State of Nevada, having a business office at #950 - 1130 West Pender, Vancouver, British Columbia, Canada V6E 4A4

(the “Company,” or, “Lexaria”)

AND:

Mathew Ihrke
2850 Cherry Lane
Northbrook, IL
60062

(the “Lender”)

WHEREAS:

Article 1 - The Lender has previously loaned US$50,000 to Lexaria through a secured convertible debenture with a maturity date of November 30, 2012 (the “Initial Agreement”) and both Lexaria and the Lender agree to amend the terms, by way of this Agreement, under which those funds are loaned;

Article 2 - Lexaria is attempting, along with third-party co-owners, to sell its interest in the Belmont Lake Oil Field for cash consideration and to use the proceeds to pay 100% of the loaned amount, with interest, to the Lender;

Article 3 - The viability of selling the Belmont Lake Oil Field interests, and the timing of a potential sale, is beyond Lexaria’s control, necessitating new provisions for the repayment of the loaned funds.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree each with the other as follows:

(1) All of the terms, conditions and obligations of the Initial Agreement remain valid and in force for the period of time that this Amendment is effective except for those terms, conditions and obligations that are specifically amended by way of this Agreement.

(2) The December 1, 2012 interest payment for the month of November 2012 will be made normally as per the Initial Agreement.

(3) If the Belmont Lake Oil Field interests have been sold and the transaction has closed including all funds from the transaction received by Lexaria prior to December 31, 2012 (the “Closing”), then Lexaria will repay prior to January 25, 2013, the full amount of the outstanding loan due at the time of the Closing, including all the normal interest due up to the Closing, plus a bonus payment of an additional 30-days interest payment.

(4) If the Belmont Lake Oil Field interests have been sold and the transaction closes after December 31, 2012, or if the Belmont Lake Oil Field interests do not sell, then Lexaria will repay the full amount of the outstanding loan due as per the following:

(i)

The loan repayment schedule will be converted, with an effective date of December 1, 2012, to 12 equal monthly principal payments that together will repay 100% of the principal amount, plus interest at 12% on the monthly declining balance, in arrears; and,

(ii)	The first payment of interest and principal shall be due on January 1, 2013; and,

(iii)

In recognition of the 12-month extension of repayment being granted by the Lender to Lexaria, Lexaria agrees to pay a one-time bonus interest payment of 6% of the principal amount that is outstanding as of December 1, 2012, and to submit this one-time payment not later than January 25, 2013; and,

(iv)

If during any period of time prior to the full repayment of the principal amount, Lexaria is in arrears on the monthly interest and principal payments for 90 days, then the interest rate outstanding on all unpaid principal amounts at that time will be increased to 18%; and,

(v)

If Lexaria makes capital investments cumulatively exceeding $50,000 prior to that time when full repayment of the loan has occurred, then Lexaria will grant a lien to the Lender on all such capital investments; and,

(vi)

If Lexaria should drill any new well(s) in the Belmont Lake Oil Field prior to that time when full repayment of the loan has occurred, then the Lender shall have the right, upon 30 days notice from Lexaria, to financially participate in that well under the same terms and conditions as Lexaria, as to the Lender’s pro-rata portion of a cumulative total of $930,000, which is the total amount of loans being amended under the terms of this Agreement, and limited to all Lenders cumulatively to not more than 30% of Lexaria’s interest in any new well(s); and,

(vii)	The rights granted to the Lender under Section (4)(vi), above, are transferable only with the written approval, in advance, of Lexaria; and,

(viii)

Lexaria retains the right to repay the Loan in full in advance of December 1, 2013 at any time along with the interest due as of the day of full repayment, this right does not negate the rights of Section (4)(iii).

(5) This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, Canada as applicable to contracts made and performed therein.

(6) The Agreement may be executed in one or more counterparts, all of which will be considered one and the same Agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

(7) This Agreement may be executed by delivery of executed signature pages by fax or by scan and email, and such execution will be effective for all purposes.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first written above.

LEXARIA CORP	LENDER

Per: _______________________	Per: _____________________________
Authorized Signatory	Authorized Signatory

Name: Bal Bhullar	Name:
Title: CFO, Director	Title:

Per: ______________________
Authorized Signatory

Name: Chris Bunka
Title: CEO, Director

AMENDMENT TO EXISTING AGREEMENT

THIS AMENDMENT (the “Agreement”) is made effective as of this 22th day of November, 2012

BETWEEN:

LEXARIA CORP., a company incorporated under the laws of the State of Nevada, having a business office at #950 - 1130 West Pender, Vancouver, British Columbia, Canada V6E  4A4

(the “Company,” or, “Lexaria”)

AND:

Morgan Bunka
2316 Bella Vista Street
Kelowna BC
V1P 1S1

(the “Lender”)

WHEREAS:

Article 1 - The Lender has previously loaned CDN$110,000 to Lexaria through a note dated October 21, 2010 payable on a month-to-month basis (the “Amended Agreement”) and both Lexaria and the Lender agree to amend the terms, by way of this Agreement, under which those funds are loaned;

Article 2 - Lexaria is attempting, along with third-party co-owners, to sell its interest in the Belmont Lake Oil Field for cash consideration and to use the proceeds to pay 100% of the loaned amount, with interest, to the Lender;

Article 3 - The viability of selling the Belmont Lake Oil Field interests, and the timing of a potential sale, is beyond Lexaria’s control, necessitating new provisions for the repayment of the loaned funds.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree each with the other as follows:

(1) All of the terms, conditions and obligations of the Initial Agreement remain valid and in force for the period of time that this Amendment is effective except for those terms, conditions and obligations that are specifically amended by way of this Agreement.

(2) The November 2012 interest payment for the month of November 2012 will be made normally as per the Initial Agreement.

(3) If the Belmont Lake Oil Field interests have been sold and the transaction has closed including all funds from the transaction received by Lexaria prior to December 31, 2012 (the “Closing”), then Lexaria will repay prior to January 25, 2013, the full amount of the outstanding loan due at the time of the Closing, including all the normal interest due up to the Closing, plus a bonus payment of an additional 30-days interest payment.

(4) If the Belmont Lake Oil Field interests have been sold and the transaction closes after December 31, 2012, or if the Belmont Lake Oil Field interests do not sell, then Lexaria will repay the full amount of the outstanding loan due as per the following:

(i)

The loan repayment schedule will be converted, with an effective date of November 27, 2012, to 12 equal monthly principal payments that together will repay 100% of the principal amount, plus interest at 18% on the monthly declining balance, in arrears; and,

(ii)	The first payment of interest and principal shall be due on January 1, 2013; and,

(iii)

In recognition of the 12-month extension of repayment being granted by the Lender to Lexaria, Lexaria agrees to pay a one-time bonus interest payment of 6% of the principal amount that is outstanding as of November 27, 2012, and to submit this one-time payment not later than January 25, 2013; and,

(iv)

If during any period of time prior to the full repayment of the principal amount, Lexaria is in arrears on the monthly interest and principal payments for 90 days, then the interest rate outstanding on all unpaid principal amounts at that time will be increased to 18%; and,

(v)

If Lexaria makes capital investments cumulatively exceeding $50,000 prior to that time when full repayment of the loan has occurred, then Lexaria will grant a lien to the Lender on all such capital investments; and,

(vi)

If Lexaria should drill any new well(s) in the Belmont Lake Oil Field prior to that time when full repayment of the loan has occurred, then the Lender shall have the right, upon 30 days notice from Lexaria, to financially participate in that well under the same terms and conditions as Lexaria, as to the Lender’s pro-rata portion of a cumulative total of $930,000, which is the total amount of loans being amended under the terms of this Agreement, and limited to all Lenders cumulatively to not more than 30% of Lexaria’s interest in any new well(s); and,

(vii)	The rights granted to the Lender under Section (4)(vi), above, are transferable only with the written approval, in advance, of Lexaria; and,

(viii)

Lexaria retains the right to repay the Loan in full in advance of November 27, 2013 at any time along with the interest due as of the day of full repayment, this right does not negate the rights of Section (4)(iii).

(5) This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, Canada as applicable to contracts made and performed therein.

(6) The Agreement may be executed in one or more counterparts, all of which will be considered one and the same Agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

(7) This Agreement may be executed by delivery of executed signature pages by fax or by scan and email, and such execution will be effective for all purposes.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first written above.

LEXARIA CORP	LENDER

Per: _______________________	Per: _____________________________
Authorized Signatory	Authorized Signatory

Name: Bal Bhullar	Name:
Title: CFO, Director	Title:

Per: ______________________
Authorized Signatory

Name: Chris Bunka
Title: CEO, Director

AMENDMENT TO EXISTING AGREEMENT

THIS AMENDMENT (the “Agreement”) is made effective as of this 22th day of November, 2012

BETWEEN:

LEXARIA CORP., a company incorporated under the laws of the State of Nevada, having a business office at #950 - 1130 West Pender, Vancouver, British Columbia, Canada V6E 4A4

(the “Company,” or, “Lexaria”)

AND:

David DeMartini
11714 Spriggs Way
Houston, TX
77024

(the “Lender”)

WHEREAS:

Article 1 - The Lender has previously loaned US$100,000 to Lexaria through a secured convertible debenture with a maturity date of December 1, 2012 (the “Initial Agreement”) and both Lexaria and the Lender agree to amend the terms, by way of this Agreement, under which those funds are loaned;

Article 2 - Lexaria is attempting, along with third-party co-owners, to sell its interest in the Belmont Lake Oil Field for cash consideration and to use the proceeds to pay 100% of the loaned amount, with interest, to the Lender;

Article 3 - The viability of selling the Belmont Lake Oil Field interests, and the timing of a potential sale, is beyond Lexaria’s control, necessitating new provisions for the repayment of the loaned funds.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree each with the other as follows:

(1) All of the terms, conditions and obligations of the Initial Agreement remain valid and in force for the period of time that this Amendment is effective except for those terms, conditions and obligations that are specifically amended by way of this Agreement.

(2) The December 1, 2012 interest payment for the month of November 2012 will be made normally as per the Initial Agreement.

(3) If the Belmont Lake Oil Field interests have been sold and the transaction has closed including all funds from the transaction received by Lexaria prior to December 31, 2012 (the “Closing”), then Lexaria will repay prior to January 25, 2013, the full amount of the outstanding loan due at the time of the Closing, including all the normal interest due up to the Closing, plus a bonus payment of an additional 30-days interest payment.

(4) If the Belmont Lake Oil Field interests have been sold and the transaction closes after December 31, 2012, or if the Belmont Lake Oil Field interests do not sell, then Lexaria will repay the full amount of the outstanding loan due as per the following:

(i)

The loan repayment schedule will be converted, with an effective date of December 1, 2012, to 12 equal monthly principal payments that together will repay 100% of the principal amount, plus interest at 12% on the monthly declining balance, in arrears; and,

(ii)	The first payment of interest and principal shall be due on January 1, 2013; and,

(iii)

In recognition of the 12-month extension of repayment being granted by the Lender to Lexaria, Lexaria agrees to pay a one-time bonus interest payment of 6% of the principal amount that is outstanding as of December 1, 2012, and to submit this one-time payment not later than January 25, 2013; and,

(iv)

If during any period of time prior to the full repayment of the principal amount, Lexaria is in arrears on the monthly interest and principal payments for 90 days, then the interest rate outstanding on all unpaid principal amounts at that time will be increased to 18%; and,

(v)

If Lexaria makes capital investments cumulatively exceeding $50,000 prior to that time when full repayment of the loan has occurred, then Lexaria will grant a lien to the Lender on all such capital investments; and,

(vi)

If Lexaria should drill any new well(s) in the Belmont Lake Oil Field prior to that time when full repayment of the loan has occurred, then the Lender shall have the right, upon 30 days notice from Lexaria, to financially participate in that well under the same terms and conditions as Lexaria, as to the Lender’s pro-rata portion of a cumulative total of $930,000, which is the total amount of loans being amended under the terms of this Agreement, and limited to all Lenders cumulatively to not more than 30% of Lexaria’s interest in any new well(s); and,

(vii)	The rights granted to the Lender under Section (4)(vi), above, are transferable only with the written approval, in advance, of Lexaria; and,

(viii)

Lexaria retains the right to repay the Loan in full in advance of December 1, 2013 at any time along with the interest due as of the day of full repayment, this right does not negate the rights of Section (4)(iii).

(5) This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, Canada as applicable to contracts made and performed therein.

(6) The Agreement may be executed in one or more counterparts, all of which will be considered one and the same Agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

(7) This Agreement may be executed by delivery of executed signature pages by fax or by scan and email, and such execution will be effective for all purposes.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first written above.

LEXARIA CORP	LENDER

Per: _______________________	Per: _____________________________
Authorized Signatory	Authorized Signatory

Name: Bal Bhullar	Name:
Title: CFO, Director	Title:

Per: ______________________
Authorized Signatory

Name: Chris Bunka
Title: CEO, Director